_______________________________________________________________________________

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  JULY 16, 2001
                         DATE OF REPORT (JULY 2, 2001)



                           SABRE HOLDINGS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         DELAWARE                        1-12175               75-2662240
(STATE OR OTHER JURISDICTION       (COMMISSION FILE NO.)     (IRS EMPLOYER
     OF INCORPORATION)                                    IDENTIFICATION NO.)



                             4255 AMON CARTER BLVD.
                             FORT WORTH, TEXAS 76155
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (817) 963-6400


                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)


_______________________________________________________________________________
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On March 14, 2001, Sabre Holdings Corporation and its wholly-owned subsidiary Sabre Inc. (collectively, the "Company") entered into agreements with Electronic Data Systems Corporation ("EDS") which provide for (i) the sale of the Company's infrastructure outsourcing business and information technology ("IT") infrastructure assets and associated real estate to EDS (the "Asset Purchase Agreement"), (ii) a 10-year contract with EDS to manage the Company's IT systems (the "IT Outsourcing Agreement"), and (iii) agreements between the Company and EDS to jointly market IT services and software solutions to the travel and transportation industries (the "Marketing Agreements").

Effective on July 1, 2001, the Company and EDS completed the sale of the Company's infrastructure outsourcing contracts, web hosting contracts, and IT infrastructure assets and related real estate to EDS for approximately $661 million in cash, pursuant to the Asset Purchase Agreement. Up to approximately $31 million of the sale proceeds is contingently refundable to EDS based, in part, upon the amount of revenues received by EDS from US Airways under an outsourcing contract during the 30 months following the close of the transaction. In addition, the Company may receive aggregate additional payments from EDS for these assets ranging from $6 million to $25 million on April 15, 2003 and 2004, depending on the amount of revenues received by EDS under certain other airline outsourcing contracts. The Company used the entire $661 million of the cash proceeds from the sale to reduce existing debt.

The assets transferred included the Company's: outsourcing contracts with American, US Airways, Gulf Air, and Dollar/Thrifty Rent-A-Car; and its data centers, network and desktop and mid range computer systems. These assets were used for the Company's outsourcing business and for transaction processing in its travel marketing and distribution segment, including the operation of the Sabre(R) global distribution system ("SABRE system"). Approximately 4,000 of the Company's employees, located mostly in the United States, were transitioned to employment with EDS upon closing of the transaction.

The Company retained its core travel marketing and distribution business, including: the line of business related to contracts with travel suppliers and travel agency subscribers for participation in the Sabre system; the Company's investment in the Travelocity.com(SM) consumer on-line business and GetThere(TM) corporate on-line booking business; and contracts with travel suppliers, travel agencies and online travel sites for Web site development and booking engine services. The Company plans to continue to focus its business on remaining the global leader in all channels of travel distribution.

The Company also retained contracts and assets that are directly related to its core travel marketing and distribution business. Those include its multihost business, which provides internal reservation systems for airline customers; contracts to provide software applications development, maintenance and licensing; the Company's intellectual property assets, including its software applications portfolios; and the eMergo(TM) suite of airline solutions offered by the Company as an online application service provider.

Under the IT Outsourcing Agreement, EDS will provide, manage and operate the Company's IT infrastructure, including data center management, applications hosting, selected applications development, data assurance, and network management services. The term of the IT Outsourcing Agreement is 10 years. The Outsourcing Agreement is expected to generate future cost savings for the Company.

Under the Marketing Agreements, the Company and EDS will jointly market certain IT services and software solutions to the travel and transportation industries. As part of the marketing relationship, EDS will contribute $20 million toward enhancing and promoting the Company's portfolio of airline software solutions. EDS has also agreed to move its travel bookings to the Company's Sabre system and to implement the Company's GetThere corporate booking platform in its organization.

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

CAUTIONARY NOTICE ABOUT FORWARD-LOOKING STATEMENTS

Statements in this report, and in the Company's news releases, analyst newsletters, conference calls, web sites, and elsewhere, which are not purely historical facts, including statements about the EDS transaction, the unaudited pro forma condensed consolidated financial statements, the Company's forecasted revenues and earnings, future bookings outlook, technology adoption rates, or other statements about the Company's anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements.

All forward-looking statements are based upon information available to the Company on the date the statements are first published. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to: integration and migration of IT operations by the Company and EDS; competition from established and emerging travel distribution channels; travel agency consolidation and increased competition for travel agency subscribers; airlines limiting their participation in travel marketing and distribution services; changes in relationships with principal customers; rapid technological changes; systems failures or constraints and business interruptions; and revenues being highly dependent on the travel and transportation industries.

Further information regarding factors that could affect the Company's financial and other results can be found in the risk factors section included in Exhibit Number 99.2.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Commencing with the first quarter 2001, the Company began reporting the historical operations of the information technology infrastructure outsourcing business ("Outsourcing Business") as a discontinued operation because of the then pending sale to EDS. With the completion of the sale effective on July 1, 2001, the results of operations of the Outsourcing Business included in the consolidated statements of operations for the years ended December 31, 2000, 1999 and 1998 and the related notes thereto have been revised for discontinued operations. The Management's Discussion and Analysis of Financial Condition and Results of Operations for each of those periods have also been reclassified for discontinued operations and the Risk Factors have been updated. The reclassified financial information, Management's Discussion and Analysis and updated Risk Factors are included in the exhibits to this filing.

(a)  Financial Statements of Businesses Acquired.

None.

(b)  Pro Forma Financial Information.

The Company is providing in Exhibit 99.1 a Report of Independent Auditors; audited Consolidated Balance Sheets at December 31, 2000 and 1999; audited Consolidated Statements of Income for the Years Ended December 31, 2000, 1999 and 1998; audited Consolidated Statements of Cash Flows for the Years Ended December 31, 2000, 1999 and 1998; audited Consolidated Statements of Stockholders' Equity for the Years Ended December 31, 2000, 1999 and 1998 and Notes to those Consolidated Financial Statements updated to reflect the impact of the EDS transaction as described in Note 2 to the Consolidated Financial Statements.

The Company is providing in Exhibit 99.2 Management's Discussion and Analysis of Financial Condition and Results of Operations as revised to reflect the discontinued operations; and Risk Factors also updated to reflect the impact of the EDS transaction.

The Company is providing in Exhibit 99.3 unaudited pro forma condensed consolidated financial statements which give effect to (i) the acquisition of GetThere Inc., (ii) the sale of the infrastructure outsourcing business and IT infrastructure assets and associated real estate and (iii) the expected use of the cash proceeds to retire a portion of the Company's outstanding debt. The unaudited pro forma condensed consolidated balance sheet reflects these transactions as if they had occurred on March 31, 2001. The preliminary unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 2001 and the twelve months ended December 31, 2000 reflects these transactions as if they had occurred on January 1, 2000. The unaudited pro forma condensed consolidated financial statements do not reflect anticipated future savings from the IT Outsourcing Agreement and revenue the Company expects to earn under the Marketing Agreements with EDS. The statements also do not reflect the impact on continuing operations of general and administrative costs which historically have been allocated to the discontinued operations, but which will not be eliminated as a result of the EDS transaction.

(c)  Exhibits.

The exhibits filed herewith are shown on the Exhibit Index attached hereto and are incorporated herein by this reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SABRE HOLDINGS CORPORATION


Date:  July 16, 2001               /s/ William J. Hannigan
                                   --------------------------------------------
                                   William J. Hannigan
                                   Chairman, President and Chief Executive
                                   Officer
                                   (Principal Executive Officer)




                                   /s/ Jeffery M. Jackson
                                   --------------------------------------------
                                   Jeffery M. Jackson
                                   Executive Vice President, Chief Financial
                                   Officer and Treasurer
                                   (Principal Financial and Accounting Officer)

EXHIBIT INDEX
-------------

    EXHIBIT NUMBER                           DESCRIPTION                          FILED HEREWITH
         2.1            Asset Purchase Agreement by and among EDS Information
                        Services L.L.C. ("EDS IS"), Electronic Data Systems
                        Corporation ("EDS"), Sabre Inc. ("Sabre"), and
                        Sabre Holdings Corporation ("Sabre Holdings"). (1)

         2.2            First Amendment to Asset Purchase Agreement by and            X
                        among EDS IS, EDS, Sabre and Sabre Holdings.

         2.3            Second Amendment to Asset Purchase Agreement by and           X
                        among EDS IS, EDS, Sabre and Sabre Holdings.

        12.1            Computation of Ratio of Earnings to Fixed Charges             X

        23.1            Consent of Ernst & Young LLP                                  X

        99.1            Audited Consolidated Financial Statements and notes           X
                        thereto, including Report of Independent Auditors.

        99.2            Management's Discussion and Analysis of Financial             X
                        Condition and Results of Operations and Risk
                        Factors.

        99.3            Unaudited Pro Forma Condensed Consolidated Balance            X
                        Sheet of Sabre Holdings Corporation as of March 31,
                        2001. Unaudited Pro Forma Condensed Consolidated
                        Statement of Operations of Sabre Holdings Corporation
                        for the three months ended March 31, 2001 and for the
                        twelve months ended December 31, 2000.

(1) Incorporated by reference to Exhibit 2.1 of the Registrant's quarterly report on Form 10-Q filed May 15, 2001 for the period ended March 31, 2001.


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